SASCO 2005-S3
Credit Risk Manager Report
July 2005
2005 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The
Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One	Executive Summary
Section Two 	Prepayment Premium Analysis
Section Three 	Analytics

2005 The Murrayhill Company. All Rights Reserved.


Section One

Executive Summary

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S3 Executive Summary July 2005

Transaction Summary
Closing Date: 06/30/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC


OTS1 Delinquency Reporting Method:

Collateral Summary
			Closing Date		6/30/2005 		as a % of Closing
Date

Collateral Balance 	$558,393,583		$538,810,459		96.49%


Loan Count		12,066			11,716			97.10%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics

 						Loan Count 		Summed Balances
Repurchases* 					0			$0

First Payment Default 				11			$658,276

Early Payment Defaults** 			100			$4,698,530

Multiple Loans to One Borrower*** 		268			$8,185,368

*Refers to loans repurchased in the current month **A default that occurs on the second or third scheduled payment ***We are currently awaiting the borrower information necessary to populate these fields

Prepayments

Remittance Date		Beginning Collateral Balance  	Total Prepayments
	% of Prepayment

7/25/2005		$536,621,000			$125,132		0.02

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

During the 7/25/2005 distribution cycle, 85 loans with active prepayment premium flags were paid off. The serivcers remitted premiums for 74 of these loans, totaling $123,453. Murrayhill has asked the serivcers to explain why premiums were not remitted for the 11 remaining loans. Additionally, loan number 6575890 was paid-in-full during the 7/25/2005 distribution cycle and a premium of $1,679 was remitted, but the loan did not have a prepayment premium flag.

Loss Analysis

Loss Issues for the Current Month

As of the 7/25/2005 distribution , no losses have passed through to the trust.

2005 The Murrayhill Company. All Rights Reserved.


Section Two

Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S3
Mortgage Data Through: June 30, 2005

Prepayment premiums remitted to the P class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

Section 1:
 			Trustee Remittance Date
Class 			25-July-05
P Class 		$125,132

Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

Section 2: 		Trustee Remittance Date

Servicers 		25-July-05
Total 			$125,132

Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Section 3:

Amount remitted to P Class:  $125,132

Amount remitted by Servicers: $125,132

Difference:  $0

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S3
Mortgage Data Through: June 30, 2005

Trustee Remittance Date 						25-Jul-05

Loans with Active Prepayment Flags with Premiums Remitted ( A ) 	74
Loans without Prepayment Flags with Premiums Remitted 			1


Total Loans with Remitted Premiums ( B ) 				75
Loans with Active Prepayment Flags ( C ) 				85
Loans without Prepayment Flags with Premiums Remitted 			1


Subtotal ( D ) 								86

Premiums Remitted for Loans with Active Prepayment Flags (A/C) 		87.06%


Total Loans with Premiums Remitted to the Subtotal (B/D ) 		87.21%


Total Paid-Off Loans ( E ) 						277

Total Loans with Premiums Remitted to the Total Paid-Off Loans ( B/E )  27.08%


2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S3
Mortgage Data Through: June 30, 2005


Total Paid-Off Loans with Flags 						85

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 			0

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at 	0
the Time of Liquidation*

Loans that Liquidated from REO* 						0

Loans with Discrepancies between the Data File and the Note 			0


Defaulted Liquidated Loans that Could Not Have Collected Premiums because 	0
of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts* 			0

Total Paid-Off Loans with Active Prepayment Flags (C) 				85

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes
	0

Paid-Off Loans with Active Prepayment Flags that did not have Premiums 		11
Remitted

* These categories are mutually exclusive.
 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S3
Mortgage Data Through: June 30, 2005


Loan    Delin-	Origi-	  PPP Flag  	Expir-		Pay-
PPP       % of PPP   No PPP	Comments
Number 	quency	nation	  	    	ation		off	      Remit-
to Payoff  Remitted,
	String	Date	      	    	Date		Balance	      ted
Balance    w/ flag

6584284	0	1/12/2005	3	1/12/2008	$41,000 	$0	0%	6584284
		Awaiting servicer response
6573764	0	12/23/2004	2	12/23/2006	$42,015 	$0	0%	6573764
		Awaiting servicer response
6575567	0	12/23/2004	2	12/23/2006	$56,672 	$0	0%	6575567
		Awaiting servicer response
6581671	0	12/9/2004	2	12/9/2006	$51,000 	$0	0%	6581671
		Awaiting servicer response
6582682	0	12/8/2004	2	12/8/2006	$6,900 	 	$0	0%
	6582682		Awaiting servicer response
6582623	0	12/7/2004	2	12/7/2006	$95,800 	$0	0%	6582623
		Awaiting servicer response
6581378	0	12/3/2004	2	12/3/2006	$16,624 	$0	0%	6581378
		Awaiting servicer response
6582602	0	10/20/2004	2	10/20/2006	$60,000 	$0	0%	6582602
		Awaiting servicer response
6580942	0	9/29/2004	2	9/29/2006	$31,000 	$0	0%	6580942
		Awaiting servicer response
6582586	0	9/28/2004	2	9/28/2006	$10,250 	$0	0%	6582586
		Awaiting servicer response
6582477	0	12/21/2004	1	12/21/2005	$5,000 	 	$0	0%
	6582477		Awaiting servicer response
6575890	0	1/31/2005	0	1/31/2005	$106,292 	$1,679	2%

6583358	0	1/6/2005	5	1/6/2010	$62,301 	$1,238	2%

6581181	0	10/18/2004	5	10/18/2009	$20,111		$180 	1%

6581210	0	9/1/2004	5	9/1/2009	$15,942		$142 	1%

6573223	0	2/3/2005	3	2/3/2008	$35,656 	$2,142	6%

6573807	0	12/28/2004	3	12/28/2007	$64,833		$2,433	4%
6573609	0	11/30/2004	3	11/30/2007	$14,769		$562 	4%
6580943	0	9/27/2004	3	9/27/2007	$33,837		$1,335	4%
6580940	0	9/25/2004	3	9/25/2007	$116,417	$4,939	4%
6580872	0	8/27/2004	3	8/27/2007	$116,730	$3,963	3%
6581159	0	5/28/2004	3	5/28/2007	$31,800		$285 	1%
6572661	0	2/16/2005	2	2/16/2007	$88,677		$3,493	4%
6572648	0	2/10/2005	2	2/10/2007	$76,844		$3,027	4%
6573195	0	2/8/2005	2	2/8/2007	$74,931		$3,510	5%
6573447	0	1/31/2005	2	1/31/2007	$18,165		$369 	2%
6574029	0	1/26/2005	2	1/26/2007	$16,158		$671 	4%
6574497	0	1/25/2005	2	1/25/2007	$18,968 	$190 	1%
6576391	0	1/21/2005	2	1/21/2007	$39,124 	$1,506	4%
6583810	0	1/19/2005	2	1/19/2007	$44,155 	$1,974	4%
6574351	0	1/14/2005	2	1/14/2007	$26,949 	$431 	2%
6576114	0	1/14/2005	2	1/14/2007	$31,484 	$1,290	4%
6575591	0	1/12/2005	2	1/12/2007	$61,086 	$2,749	5%
6573824	0	1/12/2005	2	1/12/2007	$38,918 	$1,673	4%
6573364	0	1/10/2005	2	1/10/2007	$99,612 	$3,583 	4%
6575173	0	1/7/2005	2	1/7/2007	$32,944 	$1,352 	4%
6574546	0	1/5/2005	2	1/5/2007	$46,417 	$464 	1%
6574528	0	12/30/2004	2	12/30/2006	$19,966 	$200 	1%
6573415	0	12/29/2004	2	12/29/2006	$27,853 	$279 	1%
6575188	0	12/29/2004	2	12/29/2006	$27,627 	$1,381 	5%
6582532	0	12/29/2004	2	12/29/2006	$52,760 	$2,384 	5%
6573381	0	12/28/2004	2	12/28/2006	$136,639 	$5,056 	4%
6581846	0	12/28/2004	2	12/28/2006	$9,363 		$415 	4%
6574307	0	12/23/2004	2	12/23/2006	$67,042 	$2,615	4%
6581763	0	12/23/2004	2	12/23/2006	$41,378 	$1,947	5%
6582908	0	12/23/2004	2	12/23/2006	$5,135 		$234 	5%
6581919	0	12/22/2004	2	12/22/2006	$35,697 	$536 	2%
6582157	0	12/22/2004	2	12/22/2006	$25,543 	$333 	1%
6584064	0	12/22/2004	2	12/22/2006	$43,408 	$1,937 	4%
6574388	0	12/21/2004	2	12/21/2006	$24,852 	$398 	2%
6578157	0	12/20/2004	2	12/20/2006	$60,000 	$2,604 	4%
6581752	0	12/20/2004	2	12/20/2006	$80,552 	$3,510 	4%
6581779	0	12/20/2004	2	12/20/2006	$146,604 	$5,231 	4%
6582794	0	12/20/2004	2	12/20/2006	$49,486 	$1,990 	4%
6581785	0	12/17/2004	2	12/17/2006	$33,181 	$1,310 	4%
6575542	0	12/16/2004	2	12/16/2006	$39,897 	$1,496 	4%
6582479	0	12/16/2004	2	12/16/2006	$11,893		$551 	5%
6575610	0	12/13/2004	2	12/13/2006	$44,055 	$1,762  4%
6581527	0	12/10/2004	2	12/10/2006	$53,429 	$2,538  5%
6581662	0	12/10/2004	2	12/10/2006	$95,408 	$3,408  4%
6582380	0	12/10/2004	2	12/10/2006	$17,239 	$757 	4%
6582756	0	12/10/2004	2	12/10/2006	$6,528 		$304 	5%
6581557	0	12/9/2004	2	12/9/2006	$25,808 	$467 	2%
6581500	0	12/6/2004	2	12/6/2006	$48,263 	$1,894 	4%
6582987	0	12/6/2004	2	12/6/2006	$26,208 	$1,198 	5%
6584129	0	12/3/2004	2	12/3/2006	$34,233 	$1,527 	4%
6581413	0	12/1/2004	2	12/1/2006	$7,572 		$360 	5%
6582229	0	11/30/2004	2	11/30/2006	$29,884 	$1,304 	4%
6582690	0	11/30/2004	2	11/30/2006	$32,209 	$1,404 	4%
6581297	0	11/23/2004	2	11/23/2006	$61,198 	$2,672 	4%
6582617	0	11/23/2004	2	11/23/2006	$8,898 		$375 	4%
6581416	0	11/22/2004	2	11/22/2006	$28,103 	$1,003 	4%
6581411	0	11/15/2004	2	11/15/2006	$24,916 	$1,156 	5%
6581251	0	10/29/2004	2	10/29/2006	$25,319 	$1,131 	4%
6581321	0	10/21/2004	2	10/21/2006	$46,352 	$2,227 	5%
6581160	0	10/6/2004	2	10/6/2006	$52,119		$1,758 	3%
6582221	0	10/1/2004	2	10/1/2006	$12,232 	$589 	5%
6578139	0	9/28/2004	2	9/28/2006	$64,000 	$2,775 	4%
6581312	0	8/4/2004	2	8/4/2006	$9,601 		$439 	5%
6581310	0	7/28/2004	2	7/28/2006	$14,965 	$732 	5%
6583154	0	1/28/2005	1	1/28/2006	$25,643 	$1,144 	4%
6583013	0	12/22/2004	1	12/22/2005	$43,250 	$859 	2%
6581496	0	12/13/2004	1	12/13/2005	$72,497 	$3,158 	4%
6582986	0	12/6/2004	1	12/6/2005	$58,086 	$2,632 	5%
6582715	0	12/3/2004	1	12/3/2005	$90,423 	$3,410 	4%
6583832	0	11/3/2004	1	11/3/2005	$73,801 	$2,565 	3%

2005 The Murrayhill Company. All Rights Reserved.


Section Three

Analytics

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S3 FICO Distribution by Status
Mortgage Data Through: June 30, 2005
FICO	Delinquency	Percentage
550	Current	0.002
550	Delinquent	0.005
550	Paid Off	0.004
560	Current	0.004
560	Delinquent	0.005
560	Paid Off	0.004
570	Current	0.004
570	Delinquent	0.03
580	Current	0.018
580	Delinquent	0.04
580	Paid Off	0.025
590	Current	0.032
590	Delinquent	0.104
590	Paid Off	0.022
600	Current	0.039
600	Delinquent	0.075
600	Paid Off	0.04
610	Current	0.046
610	Delinquent	0.124
610	Paid Off	0.043
620	Current	0.059
620	Delinquent	0.095
620	Paid Off	0.051
630	Current	0.064
630	Delinquent	0.095
630	Paid Off	0.04
640	Current	0.073
640	Delinquent	0.07
640	Paid Off	0.065
650	Current	0.084
650	Delinquent	0.075
650	Paid Off	0.054
660	Current	0.08
660	Delinquent	0.085
660	Paid Off	0.065
670	Current	0.072
670	Delinquent	0.05
670	Paid Off	0.065
680	Current	0.066
680	Delinquent	0.035
680	Paid Off	0.076
690	Current	0.062
690	Delinquent	0.025
690	Paid Off	0.065
700	Current	0.052
700	Delinquent	0.025
700	Paid Off	0.051
710	Current	0.047
710	Delinquent	0.02
710	Paid Off	0.043
720	Current	0.038
720	Delinquent	0.005
720	Paid Off	0.043
730	Current	0.034
730	Delinquent	0.015
730	Paid Off	0.051
740	Current	0.033
740	Delinquent	0.005
740	Paid Off	0.047
750	Current	0.025
750	Delinquent	0.01
750	Paid Off	0.018
760	Current	0.021
760	Paid Off	0.047
770	Current	0.015
770	Delinquent	0.005
770	Paid Off	0.018
780	Current	0.012
780	Paid Off	0.029
790	Current	0.009
790	Delinquent	0.005
790	Paid Off	0.014
800	Current	0.005
800	Paid Off	0.018
810	Current	0.002
810	Paid Off	0.004
820	Current	0
830	Current	0

Status		# of Loans	Average		Std. Deviation
Current		11,534		668		56.976
Delinquent	201		633		42.072
Paid Off	277		680		56.538
Total:	12,012

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: June 30, 2005
LTV	Delinquency	Percentage
0	Current	0.005
0	Paid Off	0.014
0	Delinquent	0.01
0.1	Delinquent	0.164
0.1	Current	0.173
0.1	Paid Off	0.278
0.2	Paid Off	0.679
0.2	Delinquent	0.806
0.2	Current	0.803
0.3	Paid Off	0.029
0.3	Delinquent	0.02
0.3	Current	0.019
0.4	Current	0.001
0.5	Current	0

Status		# of Loans	Average		Std. Deviation
Current		11,534		0.967		0.057
Delinquent	201		0.976		0.042
Paid Off	277		0.946		0.078
Total:	12,012

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Balance Distribution by Status
Mortgage Data Through: June 30, 2005
Balance	Delinquency	Percentage
0	Current	0.001
0	Delinquent	0.005
10000	Current	0.054
10000	Delinquent	0.09
20000	Current	0.188
20000	Delinquent	0.214
30000	Current	0.216
30000	Delinquent	0.204
40000	Current	0.154
40000	Delinquent	0.119
50000	Current	0.102
50000	Delinquent	0.109
60000	Current	0.081
60000	Delinquent	0.055
70000	Current	0.06
70000	Delinquent	0.06
80000	Current	0.038
80000	Delinquent	0.035
90000	Current	0.033
90000	Delinquent	0.025
100000	Current	0.024
100000	Delinquent	0.025
110000	Current	0.015
110000	Delinquent	0.025
120000	Current	0.012
120000	Delinquent	0.015
130000	Current	0.006
140000	Current	0.004
140000	Delinquent	0.01
150000	Current	0.003
160000	Current	0.002
170000	Current	0.001
180000	Current	0.001
190000	Current	0.001
200000	Current	0.001
200000	Delinquent	0.005
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0
260000	Current	0
260000	Delinquent	0.005
270000	Current	0
300000	Current	0
360000	Current	0
380000	Current	0

Status		# of Loans	Average		Std. Deviation
Current		11,534		46,024.16	30,404.56
Delinquent	201		44,424.09	34,079.64
Total:	11,735

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0.002
0	Delinquent	0.005
0	Paid Off	0.007
120	Paid Off	0.054
120	Delinquent	0.08
120	Current		0.021
180	Current		0.454
180	Delinquent	0.259
180	Paid Off	0.455
240	Paid Off	0.018
240	Delinquent	0.07
240	Current		0.03
300	Current		0
360	Current		0.493
360	Delinquent	0.587
360	Paid Off	0.466

# of Loans	Other	120	180	240	360
12,012		31	277	5,393	361	5,931

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Mortgage Purpose Distribution
Mortgage Data Through: June 30, 2005

Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,495	12.4%	Cash-out refinance
Purchase	10,023	83.1%	Purchase	9,587	83.1%

Rate/term refinance 	439	3.6%	Rate/term refinance
Home Improvement 	6	0.0%	Home Improvement
Other	103	0.9%	Other	94	0.8%	Other	3

Total	12,066	100%	Total	11,534	100%	Total	201


		Purpose			Number	PercentagePurpose	       Number
Percentage
1,428	12.4%	Cash-out refinance 	24	11.9%	Cash-out refinance 	34
	12.3%
		Purchase		165	82.1%	Purchase		226     81.6%
419	3.6%	Rate/term refinance 	9	4.5%	Rate/term refinance 	11
	4.0%
6	0.1%	Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
1.5%	Other	6	2.2%
100%	Total	277	100%

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Ownership Distribution by Status
Mortgage Data Through: June 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.152
Investment Home	Delinquent	0.055
Investment Home	Paid Off	0.267
Primary Home	Current	0.827
Primary Home	Delinquent	0.945
Primary Home	Paid Off	0.704
Second Home	Current	0.021
Second Home	Paid Off	0.029

Title	# of Loans
Investment Home	1,836
Primary Home	9,921
Second Home	255
Total:		12,012

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Delinquent Balance Over Time
Mortgage Data Through: June 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	6905545.09	2023696.56	0	0	0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Delinquent Count Over Time
Mortgage Data Through: June 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	150	51	0	0		0

Copyright 2005, The Murrayhill Company. All rights reserved.